LEHMAN BROTHERS    MORTGAGE BACKED SECURITIES

[$171,216,000] (Approximate)
Structured Asset Securities Corporation
SERIES 2005-GEL2
SENIOR/SUBORDINATE Certificates
No Hard Cap
To 10% Call
Class	Approx. Size ($) (1)	Benchmark	Est. WAL(2) (yrs.)	Payment Window (2) (mos.)	Initial C/E (3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (Moody’s/ S&P/Fitch)(4)
A	[$152,079,000]	1 M Libor	[2.12]	[1-74]	[12.90%]	TBD	[4/25/2035]	Aaa/AAA/AAA
M1	[$6,694,000]	1 M Libor	[4.39]	[41-74]	[9.00%]	TBD	[4/25/2035]	Aa2/AA/AA
M2	[$5,750,000]	1 M Libor	[4.31]	[39-74]	[5.65%]	TBD	[4/25/2035]	A2/A/A+
M3	[$3,604,000]	1 M Libor	[4.19]	[38-74]	[3.55%]	TBD	[4/25/2035]	Baa2/BBB+/A-
M4	[$1,373,000]	1 M Libor	[3.94]	[38-63]	[2.75%]	TBD	[4/25/2035]	Baa3/BBB/BBB+
B (5)	[$1,716,000]	1 M Libor	[3.57]	[37-55]	[1.75%]	TBD	[4/25/2035]	Ba1/BBB-/BBB
To Maturity
Class	Approx. Size ($) (1)	Benchmark	Est. WAL(2) (yrs.)	Payment Window (2) (mos.)	Initial C/E (3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (Moody’s/S&P/Fitch)(4)
A	[$152,079,000]	1 M Libor	[2.29]	[1-143]	[12.90%]	TBD	[4/25/2035]	Aaa/AAA/AAA
M1	[$6,694,000]	1 M Libor	[4.65]	[41-102]	[9.00%]	TBD	[4/25/2035]	Aa2/AA/AA
M2	[$5,750,000]	1 M Libor	[4.45]	[39-91]	[5.65%]	TBD	[4/25/2035]	A2/A/A+
M3	[$3,604,000]	1 M Libor	[4.20]	[38-77]	[3.55%]	TBD	[4/25/2035]	Baa2/BBB+/A-
M4	[$1,373,000]	1 M Libor	[3.94]	[38-63]	[2.75%]	TBD	[4/25/2035]	Baa3/BBB/BBB+
B (5)	[$1,716,000]	1 M Libor	[3.57]	[37-55]	[1.75%]	TBD	[4/25/2035]	Ba1/BBB-/BBB

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

The pricing speed is [30%] CPR.

(3)

Initial credit enhancement assumes overcollateralization has built to the [1.75%] target.  Initially, overcollateralization will be approximately [0.25%] of the Cut-Off Date collateral balance.  For the first five Distribution Dates, the O/C target will be the initial overcollateralization amount.

(4)

Rating levels are subject to final approval.

(5)

Offered privately pursuant to a private placement memorandum.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral

The collateral pool is comprised of one to four family, fixed and adjustable rate Mortgage Loans secured by first and second liens on residential real estate. These Mortgage Loans were originated or acquired by the seller through a variety of sources. In general, the Mortgage Loans were originated as part of an originator’s normal course of business and were intended to be based on their standard prime, alt-A or home equity origination guidelines. These loans either (i) generally fall outside one or more parameters of their guidelines due to a variety of factors which include debt-to-income ratios, consumer credit matters, loan-to-value ratios, delinquency history, document deficiencies and loan amount exceptions or (ii) are seasoned loans that generally conform with the related originator’s guidelines.

Mortgage Insurance

Approximately 33.27% of the First Lien Mortgage Loans with over an 80% Current Loan-to-Value Ratio (“Current Combined LTV”) will be covered by lender paid primary mortgage insurance policies.  The providers of the insurance are Mortgage Guaranty Insurance Corporation (39.33%), Radian Guaranty (17.61%), PMI (11.72%), General Electric (10.41%), United Guaranty Residential Insurance Corporation (10.14%), Republic Mortgage Insurance Corporation (9.70%), Triad Guaranty Insurance Company (0.81%) and California Housing Insurance Fund (0.27%).

Credit Risk Manager

The Murrayhill Company (“Murrayhill”) will act as a credit risk manager on behalf of the trust.  Murrayhill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the trust. The following summarizes some of Murrayhill’s monthly activities:

1.

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

2.

•

Monitoring of primary mortgage insurance claim activity.

3.

•

Review of the prepayment penalty collections by servicers.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the Supplemental Interest Trust (as defined below) and paid as described below under “Supplemental Interest Trust Payment Priority”.  Any funds remaining will be paid in the following order of priority:

Prior to the Stepdown Date, or whenever a Trigger Event is in effect, the principal distribution amount will be paid to the Class A Certificates until they have been retired.  Principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4 and Class B Certificates, in that order (the “Subordinate Classes”).

The Stepdown Date is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th Distribution Date.

On or after the Stepdown Date, and as long as (a) a Trigger Event is not in effect and (b) the Class M1, Class M2, Class M3, Class M4 and Class B Certificates are outstanding, the principal distribution amount will be first paid to the Class A Certificates, to the target senior enhancement percentage.  Principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4 and Class B Certificates so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance, subject to a floor equal to 1.00% of the Cut-Off Date Balance.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Interest Payment Priority

The interest rates for Class A, Class M1, Class M2, Class M3, Class M4 and Class B Certificates (the “Offered Certificates”), will be equal to the lesser of (i) one-month LIBOR, plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for any Class A, Class M1, Class M2, Class M3, Class M4 and Class B Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the Class A, Class M1, Class M2, Class M3, Class M4 and Class B Certificates, for each Distribution Date, other than the first Distribution Date, will be the one-month period beginning on the immediately preceding Distribution Date, and ending on the day immediately preceding the related Distribution Date.  The Accrual Period for the first Distribution Date for the Class A, Class M1, Class M2, Class M3, Class M4 and Class B Certificates will be the period beginning on April 25, 2005 and ending on the day immediately preceding the first Distribution Date.

Interest received or advanced on each Distribution Date will be allocated according to priorities 1 through

13. Releases of overcollateralization, if any, on any Distribution Date, will be allocated according to priorities 9 through 13:

(1)

To pay the Servicing Fee and the Trustee Fee;

(2)

To pay previously unreimbursed advances and other amounts due to the Master Servicer, the servicer or the Trustee;

(3)

To deposit into the Supplemental Interest Trust (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(4)

To pay Current Interest (as defined below) and Carryforward Interest (as defined below) to the Class A Certificates;

(5)

To pay Current Interest and Carryforward Interest to Class M1, Class M2, Class M3, Class M4 and Class B Certificates sequentially, in that order;

(6)

To pay the Credit Risk Manager Fee to the Credit Risk Manager;

(7)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(8)

Any interest remaining after the application of (1) through (7) above, on any Distribution Date, following the fifth Distribution Date, will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal  distribution rule in effect for such Distribution Date, to maintain the OC Target;

(9)

To pay, after giving effect to distributions already made for such Distribution Date, to the Offered Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(10)

To pay sequentially to Class M1, Class M2, Class M3, Class M4 and Class B Certificates any Deferred Amounts;

(11)

To pay the Class P Certificates, as described in the Trust Agreement;

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Interest Payment Priority (cont.)

1.(12) To the Supplemental Interest Trust, as provided in the Trust Agreement;

2.(13) To the Class R Certificate.

Interest Rate Swap Agreement

The 60-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the trust to pay a pre-determined annual rate (as shown below) on the swap notional amount in each period.  The trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into a separate trust (the “Supplemental Interest Trust”). Payments to and from the trust will be calculated on an actual/360 basis.

		Rate of			Rate of
Approximate		Payment by		Approximate	Payment by
Notional Balance		Trust		Notional Balance	Trust
Month	($)	(%)	Month	($)	(%)
1	163,064,666.00	3.72	31	35,026,565.54	4.77
2	154,925,319.61	3.72	32	33,275,610.37	4.77
3	147,190,821.51	3.72	33	31,611,821.59	4.77
4	139,841,025.68	3.72	34	30,030,932.21	4.77
5	132,856,929.42	3.72	35	28,528,759.22	4.77
6	126,220,351.81	3.72	36	27,101,971.73	4.77
7	119,914,024.82	3.72	37	25,746,217.91	4.77
8	113,924,268.56	3.72	38	24,458,348.21	4.77
9	108,232,610.00	3.72	39	23,234,614.61	4.77
10	102,824,213.42	3.72	40	22,071,880.95	4.77
11	97,685,045.18	3.72	41	20,967,234.40	4.77
12	92,804,765.18	3.72	42	19,917,692.45	4.77
13	88,167,334.49	4.47	43	18,920,444.97	4.77
14	83,760,717.66	4.47	44	17,973,284.79	4.77
15	79,573,479.48	4.47	45	17,073,319.60	4.77
16	75,594,711.76	4.47	46	16,218,216.27	4.77
17	71,814,086.92	4.47	47	15,405,734.56	4.77
18	68,222,024.99	4.47	48	14,633,945.10	4.77
19	64,808,883.50	4.47	49	13,900,629.97	4.77
20	61,571,490.57	4.47	50	13,203,967.87	4.77
21	58,495,199.82	4.47	51	12,542,048.17	4.77
22	55,571,984.64	4.47	52	11,913,116.55	4.77
23	52,794,282.88	4.47	53	11,315,539.28	4.77
24	50,155,849.06	4.47	54	10,747,790.72	4.77
25	47,648,714.61	4.77	55	10,208,427.41	4.77
26	45,267,541.55	4.77	56	9,696,054.09	4.77
27	43,004,880.32	4.77	57	9,209,259.47	4.77
28	40,854,701.55	4.77	58	8,746,773.36	4.77
29	38,811,582.43	4.77	59	8,307,403.30	4.77
30	36,870,760.21	4.77	60	7,890,001.47	4.77

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Supplemental Interest Trust Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Supplemental Interest Trust, and allocated on each Distribution Date in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Class A Certificates, to the extent not yet paid;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, Class M2, Class M3, Class M4 and Class B Certificates, sequentially, in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, but only to the extent of realized losses incurred prior to the Distribution Date in excess of payments pursuant to this priority (5) on prior Distribution Dates, to maintain the Overcollateralization Target;

(6)

To the Class A Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(7)

To the Class M1, Class M2, Class M3, Class M4, and Class B Certificates, sequentially, in that order, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(8)

To the Class M1, Class M2, Class M3, Class M4 and Class B Certificates, sequentially, in that order, any Deferred Amounts, to the extent not yet paid;

(9)

If applicable, for application to the purchase of a replacement interest rate swap agreement;

(10)

To pay any unpaid swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and
(11)

All remaining amounts deposited in the Supplemental Interest Trust for the holder of the Class X Certificate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable interest rate during the related Accrual Period on the class principal amount of that Class.

Net Funds Cap

The “Net Funds Cap” for the Offered Certificates for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the amount, if any, by which (1) the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate mortgage balance for the immediately preceding Distribution Date exceeds (2) any Net Swap Payment and any swap termination payment due to the Swap Counterparty.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee and the Trustee Fee.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated under the Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, computed without regard to the Net Funds Cap, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Losses

Losses are allocated in the following order: excess spread, overcollateralization, the Class B Certificates, the Class M4 Certificates, the Class M3 Certificates, the Class M2 Certificates and the Class M1 Certificates.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the class principal amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the margin on the Class A Certificates will double and the margins on the Class M1, Class M2, Class M3, Class M4 and Class B Certificates will increase to 1.5 times their initial margin.

Origination and Servicing

The top 5 originators of the Mortgage Loans were General Electric (25.53%), ABN AMRO (16.58%), National City Mortgage (14.03%), Aurora Loan Services LLC (12.87%) and WMC Mortgage Corporation (11.99%), with the remaining 19.00% of the Mortgage Loans originated by other originators. The Mortgage Loans will be serviced by Aurora Loan Services LLC (48.03%), Wells Fargo Federal Bank NA (45.00%), Ocwen Federal Bank, FSB (4.99%), Colonial Savings (1.74%), Option One Mortgage Corporation (0.21%) and Chase (0.02%).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Credit Enhancement

Subordination

The Class A Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Class A Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. The Class M1 Certificates will be senior in right of priority to the Class M2, Class M3, Class M4 and Class B Certificates.  The Class M2 Certificates will be senior in right of priority to the Class M3, Class M4 and Class B Certificates.  The Class M3 Certificates will be senior in right of priority to the Class M4 and Class B Certificates.  The Class M4 Certificates will be senior in right of priority to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the class principal amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class B, Class M4, Class M3, Class M2 and Class M1 Certificates have been reduced to zero.

Overcollateralization

After the first 5 Distribution Dates, excess interest will be used to pay down principal on the Offered Certificates until the aggregate loan balance exceeds the aggregate certificate balance by an amount equal to the OC Target. Excess spread, except for the first 5 Distribution Dates, will be used to maintain the OC Target.

The “OC Target” with respect to any Distribution Date prior to the Stepdown Date is equal to approximately [1.75%] of the Cut-off Date Balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect, the OC Target is equal to the greater of (1) [1.00%] of the Cut-Off Date Balance and (2) the lesser of (i) [1.75%] of the Cut-Off Date Balance and (ii) [3.50%] of the current Collateral Balance. For any Distribution Date on or after the Stepdown Date, and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if  the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [44.70% ]of the Senior Enhancement Percentage (as defined below) for that Distribution Date, or if the Cumulative realized losses exceed certain loss percentages set by the rating agencies:

Payment Date	Loss Percentage
May 2008 through April 2009	[2.00% for the first month, plus an additional 1/12th
of 0.85% for each month thereafter]
May 2009 through April 2010	[2.85% for the first month, plus an additional 1/12th
of 0.65% for each month thereafter]
May 2010 through April 2011	[3.50% for the first month, plus an additional 1/12th
of 0.625% for each month thereafter]
May 2011 through April 2012	[4.125% for the first month, plus an additional 1/12th of 0.225% for each month thereafter]
May 2012 through April 2013	[4.35% for the first month, plus an additional 1/12th
of 0.10% for each month thereafter]
May 2013 and thereafter	4.45%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of realized losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Trigger Event (cont.)

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total class principal amount of the Subordinate Classes and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

A Aaa/AAA/AAA Libor Floater
M1 Aa2/AA/AA Libor Floater
M2 A2/A/A+ Libor Floater	Class M1, Class M2, Class M3, Class M4 and Class B are subordinate classes subject to a lockout period of 36 months with respect to principal payments
M3 Baa2/BBB+/A- Libor Floater
M4 Baa3/BBB/BBB+ Libor Floater
B Ba2/BBB-/BBB- Libor Floater

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Summary of Terms
Issuer:	SASCO Mortgage Loan Trust, Series 2005-GEL2
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	The Murrayhill Company
Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	TBD
Distribution Date:	25th of each month, or the next succeeding Business Day Actual First Payment Date: May 25, 2005
Cut-Off Date:	April 1, 2005
Statistical Cut-Off Date:	April 1, 2005
Expected Pricing Date:	April [15], 2005
Expected Closing Date:	April [29], 2005
Delay Days:	0 day delay – Class A, Class M1, Class M2, Class M3, Class M4 and Class B
Dated Date:	April 25, 2005 – All Classes of Certificates
Day Count:	Actual/360 - Class A, Class M1, Class M2, Class M3, Class M4 and Class B
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	0.50% of the principal balance annually
Trustee Fee:	0.0115% of the principal balance annually
Credit Risk Manager Fee:	0.0150% of the principal balance annually

Summary of Terms

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Summary of Terms (continued)
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A, M1, M2, M3 and M4. Minimum $250,000; increments $1 in excess thereof for Class B.
SMMEA Eligibility:	None of the Classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Sensitivity Analysis – To 10% Call
Prepayment Assumption (1)	50%	75%	100%	125%	150%
Class A
Avg. Life (yrs)	4.30	2.93	2.12	1.58	1.18
Window (mos)	1-144	1-100	1-74	1-58	1-46
Expected Final Mat.	4/2017	8/2013	6/2011	2/2010	2/2009
Class M1
Avg. Life (yrs)	7.91	5.46	4.39	4.08	3.82
Window (mos)	46-144	38-100	41-74	44-58	46-46
Expected Final Mat.	4/2017	8/2013	6/2011	2/2010	2/2009
Class M2
Avg. Life (yrs)	7.91	5.46	4.31	3.85	3.76
Window (mos)	46-144	37-100	39-74	40-58	43-46
Expected Final Mat.	4/2017	8/2013	6/2011	2/2010	2/2009
Class M3
Avg. Life (yrs)	7.78	5.35	4.19	3.66	3.47
Window (mos)	46-144	37-100	38-74	39-58	40-46
Expected Final Mat.	4/2017	8/2013	6/2011	2/2010	2/2009
Class M4
Avg. Life (yrs)	7.31	5.01	3.94	3.41	3.27
Window (mos)	46-123	37-84	38-63	38-49	39-40
Expected Final Mat.	7/2015	4/2012	7/2010	5/2009	8/2008
Class B
Avg. Life (yrs)	6.65	4.56	3.57	3.18	3.17
Window (mos)	46-108	37-74	37-55	37-42	37-39
Expected Final Mat.	4/2014	6/2011	11/2009	10/2008	7/2008

(1)

100% of the Prepayment Assumption is equal to the pricing speed as defined on page one.

Sensitivity Analysis – To Maturity
Prepayment Assumption (1)	50%	75%	100%	125%	150%
Class A
Avg. Life (yrs)	4.58	3.15	2.29	1.71	1.25
Window (mos)	1-250	1-188	1-143	1-111	1-89
Expected Final Mat.	2/2026	12/2020	3/2017	7/2014	9/2012
Class M1
Avg. Life (yrs)	8.37	5.81	4.65	4.28	4.64
Window (mos)	46-192	38-137	41-102	44-79	49-64
Expected Final Mat.	4/2021	9/2016	10/2013	11/2011	8/2010
Class M2
Avg. Life (yrs)	8.18	5.64	4.45	3.95	3.89
Window (mos)	46-174	37-123	39-91	40-71	43-57
Expected Final Mat.	10/2019	7/2015	11/2012	3/2011	1/2010
Class M3
Avg. Life (yrs)	7.79	5.35	4.20	3.66	3.48
Window (mos)	46-150	37-104	38-77	39-60	40-48
Expected Final Mat.	10/2017	12/2013	9/2011	4/2010	4/2009
Class M4
Avg. Life (yrs)	7.31	5.01	3.94	3.41	3.27
Window (mos)	46-123	37-84	38-63	38-49	39-40
Expected Final Mat.	7/2015	4/2012	7/2010	5/2009	8/2008
Class B
Avg. Life (yrs)	6.65	4.56	3.57	3.18	3.17
Window (mos)	46-108	37-74	37-55	37-42	37-39
Expected Final Mat.	4/2014	6/2011	11/2009	10/2008	7/2008

(1) 100% of the Prepayment Assumption is equal to the pricing speed as defined on page one.

Net Funds Cap Schedule (1)(2)

Period	Funds Cap (%)	Period	Funds Cap (%)
1	19.83%	31	16.37%
2	21.37%	32	16.52%
3	21.28%	33	16.09%
4	20.78%	34	16.00%
5	20.50%	35	16.45%
6	20.42%	36	15.95%
7	20.09%	37	16.11%
8	20.03%	38	15.70%
9	19.55%	39	15.86%
10	19.29%	40	15.48%
11	20.03%	41	15.36%
12	19.06%	42	15.72%
13	18.48%	43	15.42%
14	18.03%	44	15.61%
15	18.02%	45	15.18%
16	17.68%	46	15.08%
17	17.47%	47	15.96%
18	18.03%	48	14.86%
19	17.72%	49	15.05%
20	17.78%	50	14.66%
21	17.33%	51	14.92%
22	17.17%	52	14.50%
23	17.97%	53	14.43%
24	17.19%	54	14.68%
25	17.09%	55	14.29%
26	16.66%	56	14.51%
27	16.75%	57	14.10%
28	16.46%	58	14.01%
29	16.31%	59	14.97%
30	16.66%	60	13.89%

(1) Based on 1 month LIBOR, 6 month LIBOR, 1 year LIBOR, Prime, 1 year CMT, 3 year CMT, 5 year CMT and 6 month treasury of 20% for each period.

(2) Assumes 100% of the pricing speed as defined on Page 1.

Total Number of Loans	1,238	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$171,647, 016.99	Yes	12.45%
Average Loan Principal Balance	$138,649	No	87.55%
Fixed Rate	47.44%
Adjustable Rate	52.56%	Primary Mortgage Insurance Coverage
Prepayment Penalty	25.34%	(First Lien Loans with Current CLTV > 80%)
Weighted Average Coupon	6.995%	Yes	33.27%
Weighted Average Margin	4.665%	No	66.73%
Non-Zero Weighted Average Initial Periodic Cap	2.801%
Non-Zero Weighted Average Periodic Cap	1.433%	Prepayment Penalty
Weighted Average Maximum Rate	12.738%	None	74.66%
Weighted Average Floor	5.259%	0.001-1.000	2.09%
Weighted Average Original Term (mo.)	333.98	1.001-2.000	16.67%
Weighted Average Remaining Term (mo.)	288.77	2.001-3.000	5.42%
Weighted Average Loan Age (mo.)	45.21	4.001-5.000	1.16%
Weighted Average Current LTV	72.42%
Non-Zero Weighted Average FICO	652	Geographic Distribution
Non-Zero Weighted Average DTI	37.08%	(Other states account individually for less than
% IO Loans	5.77%	3% of the Cut-off Date principal balance)
		CA	22.49%
Lien Position		NY	6.59%
First	95.32%	TX	6.31%
Second	4.68%	FL	6.12%
		NJ	5.23%
Delinquency Status		IL	5.00%
0 -29 days	94.59%	OH	3.92%
30-59	5.41%	VA	3.46%
Product Type
2 yr Hybrid ARMs	26.12%	Occupancy Status
3 yr Hybrid ARMs	10.41%	Primary Home	91.15%
5 yr Hybrid ARMs	12.83%	Investment	5.50%
6 mo LIBOR ARMs	0.22%	Second Home	3.35%
Balloon	3.36%
Fixed	44.09%
Other ARMs	2.98%

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date

	Scheduled Principal Balances
	Mortgage		% of Group
($)	Loans	Principal Balance ($)	Principal Balance
0.01 - 50,000.00	486	$9,028,278.08	5.26%
50,000.01 - 100,000.00	198	15,077,844.43	8.78
100,000.01 - 150,000.00	152	19,090,975.36	11.12
150,000.01 - 200,000.00	98	16,976,811.01	9.89
200,000.01 - 250,000.00	59	13,267,562.46	7.73
250,000.01 - 300,000.00	58	15,880,222.29	9.25
300,000.01 - 350,000.00	46	15,006,290.66	8.74
350,000.01 - 400,000.00	47	17,426,525.13	10.15
400,000.01 - 450,000.00	34	14,521,663.68	8.46
450,000.01 - 500,000.00	15	7,135,903.39	4.16
500,000.01 - 550,000.00	12	6,321,827.18	3.68
550,000.01 - 600,000.00	11	6,347,381.09	3.70
600,000.01 - 650,000.00	10	6,243,699.09	3.64
650,000.01 - 700,000.00	3	2,029,806.44	1.18
700,000.01 - 750,000.00	5	3,680,685.59	2.14
800,000.01 - 850,000.00	2	1,653,454.37	0.96
950,000.01 - 1,000,000.00	2	1,958,086.74	1.14
Total:	1,238	$171,647,016.99	100.00%

Minimum: 450.83

Maximum: 999,000.00

Average: 138,648.64

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date

	Mortgage Rates
	Mortgage		% of Group
(%)	Loans	Principal Balance ($)	Principal Balance
2.501 - 3.000	1	$24,408.74	0.01%
3.001 - 3.500	3	237,751.61	0.14
3.501 - 4.000	31	3,063,193.41	1.78
4.001 - 4.500	12	3,380,306.70	1.97
4.501 - 5.000	44	10,519,478.15	6.13
5.001 - 5.500	75	18,787,898.52	10.95
5.501 - 6.000	63	16,537,641.98	9.63
6.001 - 6.500	69	17,302,439.17	10.08
6.501 - 7.000	119	24,887,869.31	14.50
7.001 - 7.500	109	24,304,123.79	14.16
7.501 - 8.000	116	19,848,236.62	11.56
8.001 - 8.500	87	11,091,512.72	6.46
8.501 - 9.000	59	4,931,940.35	2.87
9.001 - 9.500	60	4,663,306.36	2.72
9.501 - 10.000	69	3,103,189.41	1.81
10.001 - 10.500	45	1,952,402.16	1.14
10.501 - 11.000	72	1,915,391.88	1.12
11.001 - 11.500	50	1,414,204.38	0.82
11.501 - 12.000	45	1,197,129.72	0.70
12.001 - 12.500	25	627,882.12	0.37
12.501 - 13.000	29	932,646.06	0.54
13.001 - 13.500	28	394,959.64	0.23
13.501 - 14.000	13	224,004.17	0.13
14.001 - 14.500	6	152,433.70	0.09
14.501 - 15.000	6	89,834.91	0.05
15.001 - 15.500	2	62,831.41	0.04
Total:	1,238	$171,647,016.99	100.00%

Minimum: 3.000

Maximum: 15.500

Weighted Average: 6.995

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date

		Original Terms to Stated Maturity
		Mortgage		% of Group
	(months)	Loans	Principal Balance ($)	Principal Balance
1 - 60		5	$40,914.15	0.02%
61 - 120		30	496,620.99	0.29
121 - 180		416	21,366,451.52	12.45
181 - 240		99	3,297,030.78	1.92
241 - 300		7	1,050,153.38	0.61
301 - 360		680	145,362,642.75	84.69
361 >=		1	33,203.42	0.02
Total:		1,238	$171,647,016.99	100.00%

Minimum: 60

Maximum: 361

Weighted Average: 334

		Remaining Terms to Stated Maturity
		Mortgage		% of Group
	(months)	Loans	Principal Balance ($)	Principal Balance
1 - 60		250	$6,638,532.60	3.87%
61 - 120		149	7,868,522.45	4.58
121 - 180		150	11,222,541.58	6.54
181 - 240		56	7,355,099.36	4.29
241 - 300		167	42,582,375.79	24.81
301 - 360		466	95,979,945.21	55.92
Total:		1,238	$171,647,016.99	100.00%

Minimum: 2

Maximum: 359

Weighted Average: 289

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date

	Current Combined Loan-to-Value Ratio
	Mortgage		% of Group
(%)	Loans	Principal Balance ($)	Principal Balance
0.001 - 10.000	53	$400,858.75	0.23%
10.001 - 20.000	51	1,124,226.06	0.65
20.001 - 30.000	68	4,550,359.56	2.65
30.001 - 40.000	64	4,441,231.88	2.59
40.001 - 50.000	65	7,863,515.33	4.58
50.001 - 60.000	108	17,666,369.47	10.29
60.001 - 70.000	178	29,924,129.16	17.43
70.001 - 80.000	250	54,706,677.23	31.87
80.001 - 90.000	171	23,029,170.69	13.42
90.001 - 100.000	190	21,345,449.53	12.44
100.001 - 110.000	23	4,581,237.87	2.67
110.001 - 120.000	12	1,578,047.47	0.92
120.001 - 130.000	5	435,743.99	0.25
Total:	1,238	$171,647,016.99	100.00%

Minimum: 0.27

Maximum: 124.07

Weighted Average: 72.42

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date

	FICO Score
	Mortgage		% of Group
	Loans	Principal Balance ($)	Principal Balance
Unknown	10	$256,456.18	0.15%
<= 499	52	5,801,713.22	3.38
500 - 519	57	8,378,760.73	4.88
520 - 539	71	7,449,502.95	4.34
540 - 559	66	7,867,851.98	4.58
560 - 579	66	9,252,768.50	5.39
580 - 599	74	9,185,568.79	5.35
600 - 619	92	13,294,888.99	7.75
620 - 639	92	12,117,562.52	7.06
640 - 659	95	14,425,915.58	8.40
660 - 679	116	16,308,446.62	9.50
680 - 699	84	13,480,302.56	7.85
700 - 719	82	12,925,252.10	7.53
720 - 739	72	10,180,631.33	5.93
740 - 759	54	7,184,195.77	4.19
760 - 779	54	8,637,648.48	5.03
780 - 799	63	9,823,053.22	5.72
800 >=	38	5,076,497.47	2.96
Total:	1,238	$171,647,016.99	100.00%

Non-zero Minimum: 437

Maximum: 834 Non-Zero

Weighted Average: 652

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date

	Loan Purpose
	Mortgage		% of Group
	Loans	Principal Balance ($)	Principal Balance
Purchase	511	$76,298,019.25	44.45%
Rate/Term Refinance	309	48,467,919.38	28.24
Cash Out Refinance	411	46,083,933.70	26.85
Debt Consolidation	5	575,254.78	0.34
Construction Permanent	2	221,889.88	0.13
Total:	1,238	$171,647,016.99	100.00%

	Property Type
	Mortgage		% of Group
	Loans	Principal Balance ($)	Principal Balance
Single Family	954	$121,678,936.35	70.89%
PUD	107	27,588,529.91	16.07
Condominium	53	10,781,085.50	6.28
2-4 Family	75	10,061,658.35	5.86
Manufactured Housing	34	820,018.04	0.48
Mixed Use/Commercial	9	526,977.53	0.31
Townhouse	5	164,924.46	0.10
Land	1	24,886.85	0.01
Total:	1,238	$171,647,016.99	100.00%

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date

	States – Top 30
	Mortgage		% of Group
	Loans	Principal Balance ($)	Principal Balance
Southern California	103	$24,545,755.28	14.30%
Northern California	55	14,054,740.16	8.19
New York	116	11,304,100.93	6.59
Texas	78	10,822,683.80	6.31
Florida	96	10,506,716.02	6.12
New Jersey	64	8,980,958.86	5.23
Illinois	67	8,573,899.91	5.00
Ohio	57	6,727,213.91	3.92
Virginia	29	5,940,071.93	3.46
Nevada	28	5,130,111.95	2.99
Georgia	55	4,822,657.97	2.81
Pennsylvania	50	4,792,709.75	2.79
Maryland	31	4,401,068.37	2.56
Michigan	27	4,000,215.33	2.33
Colorado	19	3,760,078.66	2.19
Arizona	20	3,661,333.81	2.13
North Carolina	37	3,536,647.38	2.06
Washington	16	3,033,066.11	1.77
South Carolina	31	2,936,078.64	1.71
Massachusetts	38	2,931,777.26	1.71
Connecticut	30	2,849,235.75	1.66
Indiana	26	2,621,083.28	1.53
Minnesota	11	2,315,153.44	1.35
Tennessee	17	2,118,333.46	1.23
Kansas	7	1,970,161.32	1.15
Louisiana	11	1,892,535.07	1.10
Oregon	8	1,878,353.67	1.09
Utah	8	1,437,838.41	0.84
Washington DC	7	1,409,617.94	0.82
Kentucky	14	1,370,755.08	0.80
Other	82	7,322,063.54	4.27
Total:	1,238	$171,647,016.99	100.00%

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date

	Documentation Type
	Mortgage		% of Group
	Loans	Principal Balance ($)	Principal Balance
Full	931	$116,940,305.78	68.13%
Stated	156	32,633,696.47	19.01
Limited	82	15,126,803.93	8.81
No Documentation	66	6,234,208.34	3.63
No Ratio	3	712,002.47	0.41
Total:	1,238	$171,647,016.99	100.00%

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date

		Gross Margin
		Mortgage		% of Group
	(%)	Loans	Principal Balance ($)	Principal Balance
<= 0.999		1	$19,212.53	0.02%
1.500 - 1.999		1	47,490.33	0.05
2.000 - 2.499		33	8,399,863.70	9.31
2.500 - 2.999		63	16,517,754.53	18.31
3.000 - 3.499		45	12,645,170.39	14.02
3.500 - 3.999		1	92,500.00	0.10
4.000 - 4.499		6	2,025,416.67	2.25
4.500 - 4.999		7	1,548,087.16	1.72
5.000 - 5.499		55	12,410,635.77	13.76
5.500 - 5.999		20	7,237,957.90	8.02
6.000 - 6.499		53	12,484,279.76	13.84
6.500 - 6.999		31	5,825,063.40	6.46
7.000 - 7.499		31	6,548,603.23	7.26
7.500 - 7.999		14	2,277,500.45	2.52
8.000 - 8.499		9	1,088,305.79	1.21
8.500 - 8.999		4	440,427.33	0.49
9.000 - 9.499		6	539,857.02	0.60
10.000 >=		1	63,571.39	0.07
Total:		381	$90,211,697.35	100.00%

Minimum: 0.000

Maximum: 10.730

Weighted Average: 4.665

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date

		Initial Periodic Rate Cap
		Mortgage		% of Group
	(%)	Loans	Principal Balance ($)	Principal Balance
N/A		1	$47,490.33	0.05%
1.000		7	530,972.47	0.59
1.375		1	134,379.11	0.15
1.500		46	11,986,362.78	13.29
2.000		135	30,472,594.41	33.78
3.000		143	32,214,272.64	35.71
5.000		42	13,154,245.99	14.58
6.000		5	1,229,851.45	1.36
7.000		1	441,528.17	0.49
Total:		381	$90,211,697.35	100.00%

Non-Zero Minimum: 1.000

Maximum: 7.000

Non-Zero Weighted Average: 2.801

		Periodic Rate Cap
		Mortgage		% of Group
	(%)	Loans	Principal Balance ($)	Principal Balance
N/A		3	$728,899.41	0.81%
1.000		231	50,618,278.27	56.11
1.500		2	700,046.00	0.78
2.000		141	38,077,128.31	42.21
5.000		4	87,345.36	0.10
Total:		381	$90,211,697.35	100.00%

Non-Zero Minimum: 1.000

Maximum: 5.000

 Non-Zero Weighted Average: 1.433

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date

		Maximum Rate
		Mortgage		% of Group
	(%)	Loans	Principal Balance ($)	Principal Balance
9.001 - 9.500		5	$1,174,463.70	1.30%
9.501 - 10.000		12	4,375,289.79	4.85
10.001 - 10.500		17	3,957,774.01	4.39
10.501 - 11.000		20	6,385,337.90	7.08
11.001 - 11.500		24	7,373,368.65	8.17
11.501 - 12.000		26	6,938,715.73	7.69
12.001 - 12.500		35	10,993,787.61	12.19
12.501 - 13.000		43	12,171,861.49	13.49
13.001 - 13.500		36	9,976,986.56	11.06
13.501 - 14.000		46	9,039,628.52	10.02
14.001 - 14.500		42	7,566,120.86	8.39
14.501 - 15.000		24	3,126,145.68	3.47
15.001 - 15.500		25	3,630,154.61	4.02
15.501 - 16.000		10	1,572,528.36	1.74
16.001 - 16.500		3	349,077.14	0.39
16.501 - 17.000		3	259,858.87	0.29
17.001 - 17.500		3	354,216.94	0.39
17.501 - 18.000		2	546,328.10	0.61
18.001 - 18.500		2	316,678.96	0.35
18.501 - 19.000		2	54,017.14	0.06
19.001 - 19.500		1	49,356.73	0.05
Total:		381	$90,211,697.35	100.00%

Minimum: 9.125

Maximum: 19.030

Weighted Average: 12.738

Collateral Characteristics (continued Collateral characteristics are listed below as of the Statistical Cut-off Date
Floor
	Mortgage		% of Group
(%	Loans	Principal Balance ($)	Principal Balance
<= 0.000	1	$19,212.53	0.02%
1.501 - 2.000	1	47,490.33	0.05
2.001 - 2.500	32	8,283,863.70	9.18
2.501 - 3.000	100	28,227,501.60	31.29
3.001 - 3.500	2	268,035.73	0.30
4.001 - 4.500	5	1,783,203.99	1.98
4.501 - 5.000	39	6,442,021.01	7.14
5.001 - 5.500	5	1,178,447.65	1.31
5.501 - 6.000	17	5,257,769.64	5.83
6.001 - 6.500	18	6,820,293.47	7.56
6.501 - 7.000	22	6,268,190.99	6.95
7.001 - 7.500	33	8,230,468.85	9.12
7.501 - 8.000	41	7,405,076.98	8.21
8.001 - 8.500	23	3,605,116.43	4.00
8.501 - 9.000	13	1,752,146.12	1.94
9.001 - 9.500	15	1,982,576.51	2.20
9.501 - 10.000	6	1,167,606.99	1.29
10.001 - 10.500	1	254,484.35	0.28
10.501 - 11.000	1	63,571.39	0.07
11.001 - 11.500	2	335,004.41	0.37
11.501 - 12.000	2	546,328.10	0.61
12.001 - 12.500	1	223,929.85	0.25
13.001 - 13.500	1	49,356.73	0.05
Total:	381	$90,211,697.35	100.00%

Minimum: 0.000

Maximum: 13.030

Weighted Average: 5.259

Collateral Characteristics (continued

Collateral characteristics are listed below as of the Statistical Cut-off Date

Months to Next Rate Adjustment Date
	Mortgage		% of Group
	Loans	Principal Balance ($)	Principal Balance
0.001 - 6.000	62	$11,767,079.74	13.04%
6.001 - 12.000	63	16,890,143.96	18.72
12.001 - 18.000	103	25,967,594.32	28.79
18.001 - 24.000	87	20,222,477.43	22.42
24.001 - 30.000	19	3,654,490.53	4.05
30.001 - 36.000	16	2,902,685.37	3.22
36.001 - 42.000	7	2,340,577.37	2.59
42.001 - 48.000	3	294,169.72	0.33
48.001 - 54.000	14	4,900,304.38	5.43
54.001 - 60.000	4	859,657.51	0.95
66.001 - 72.000	1	171,053.39	0.19
72.001 - 78.000	1	155,245.64	0.17
90.001 - 115.000	1	86,217.99	0.10
Total:	381	$90,211,697.35	100.00%

Contacts
MBS Trading	Matt Ziffer Kevin Portnoy	(212) 526-8315 (212) 526-8315
MBS Banking	Mary Stone Nick Stimola	(212) 526-9606 (212) 526-0212